EXHIBIT 32.1



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of International Isotopes, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-KSB"), I, Steve T. Laflin, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-KSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 29, 2005                            /S/ Steve T. Laflin
                                                 --------------------------
                                                 Steve T. Laflin
                                                 Chief Executive Officer and
                                                 Chief Financial Officer